                                                               Exhibit 10(a)(ii)


                               WARRANT CERTIFICATE


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. THE TRANSFER OF SUCH SHARES IS SUBJECT TO RESTRICTIONS ARISING UNDER THE TERMS OF A WARRANT AGREEMENT DATED AS OF MARCH 22, 2001, BETWEEN THE COMPANY AND THE INITIAL HOLDER OF THE WARRANTS ISSUED THEREUNDER. THE COMPANY WILL MAIL A COPY OF THE WARRANT AGREEMENT TO THE HOLDER WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THIS WARRANT AND ANY SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT.

No. 1                                            Certificate for 25,000 Warrants


                           WARRANTS TO PURCHASE COMMON
                        SHARES OF R.G. BARRY CORPORATION

         THIS CERTIFIES THAT Hills & Company, or its registered assigns, is the registered holder of the number of Warrants set forth above (the "WARRANTS"). Each Warrant entitles the registered holder thereof (the "HOLDER"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from R.G. Barry Corporation, an Ohio corporation (the "COMPANY"), one common share of the Company (the "COMMON SHARES") at the per share exercise price of $2.70 per share (the "EXERCISE PRICE"). This Warrant Certificate shall terminate and become void (i) as of the close of business on March 22, 2004 (the "EXPIRATION DATE"), or (ii) upon the exercise hereof as to all the Common Shares subject hereto.

         This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of March 22, 2001 (the "WARRANT AGREEMENT"), between the Company and Hills & Company (the "INITIAL HOLDER") and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company and the Holder of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company, 13405 Yarmouth Road N.W., Pickerington, Ohio 43147, Attention: Chief Executive Officer.

         Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part in accordance with the exercise provisions in the Warrant Agreement, the surrender of this Warrant Certificate and with the payment of the Exercise Price to the Company by wire transfer of funds to an account designated by the Company for such purpose.

         As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time or from time to time on or after the date hereof under the terms of the Warrant Agreement; PROVIDED, HOWEVER, that no Warrant shall be exercisable after the Expiration Date.

         Generally, in the event of any reclassification or change of outstanding Common Shares, the Holder of a Warrant shall be deemed for purposes of such reclassification or change to have been a holder of Common Shares as of the date of the Warrant Agreement.

         Upon any partial exercise of the Warrants, there shall be issued to the Holder hereof a new Warrant Certificate in respect of the Common Shares as to which the Warrants shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Company by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants.

         Except as provided in the Warrant Agreement, the Warrants do not entitle the Holder hereof to any of the rights of a shareholder of the Company. All Common Shares issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

         The Holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company as the absolute owner of the Warrant Certificate for all purposes whatsoever and the Company shall not be affected by notice to the contrary.

                                      R.G. BARRY CORPORATION


                                      By:  /s/ Daniel D. Viren
                                         -------------------------------------
                                         Name:  Daniel D. Viren
                                         Title: Senior Vice President - Finance
                                                 Chief Financial Officer

                                                 May 2, 2001



                                      -2-